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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                    333-117349             01-0791848
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(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)       Identification Number)

     390 Greenwich Street
      New York, New York                 10013
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Registrant's telephone number, including area code: (212) 816-6000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events

Item 8.01.        Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, Citigroup Mortgage Loan Trust Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated October 28, 2004, in connection with the Registrant's issuance of a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-CB7, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004, among the Registrant, Credit-Based Asset Servicing and Securitization LLC (the "Seller"), Litton Loan Servicing LP (the "Servicer") and U.S. Bank National Association (the "Trustee"). The Certificates designated as the Series 2004-CB7 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits




                Item 601(a) of
               Regulation S K
Exhibit No.      Exhibit No.                   Description
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     1                99            Computational Materials (as defined in Item
                                    5) that have been provided by Citigroup
                                    Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust,
                                    Series 2004-CB7, C-BASS Mortgage Loan
                                    Asset-Backed Certificates.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2004

                               CITIGROUP MORTGAGE LOAN TRUST INC.


                               By: /s/ Matthew Bollo
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                               Name:   Matthew Bollo
                               Title:  Assistant Vice President

                                Index to Exhibits


                                                                  Sequentially
Exhibit No.                        Description                    Numbered Page
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    99.1          Computational Materials (as defined in Item           P
                  5) that have been provided by Citigroup
                  Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust,
                  Series 2004-CB7, C-BASS Mortgage Loan Asset-
                  Backed Certificates

                                  EXHIBIT 99.1

                                 Filed by Paper